QuickLinks -- Click here to rapidly navigate through this document

Filed pursuant to Rule 497
File No. 333-184407

FS ENERGY AND POWER FUND

Supplement dated August 21, 2014
to
Prospectus dated April 30, 2014

        This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Energy and Power Fund dated April 30, 2014, as previously supplemented and amended (as so supplemented and amended, the "Prospectus").

        You should carefully consider the "Risk Factors" beginning on page 36 of the Prospectus before you decide to invest in our common shares.

 Management's Discussion and Analysis of Financial Condition and Results of Operations
Senior Securities

        This supplement supplements and amends the sections of the Prospectus entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—BNP Facility" and "Senior Securities—BNP Facility" by adding the following immediately after the last paragraph of each such section (dollar amounts presented in thousands):

        On August 18, 2014, Berwyn Funding and BNP entered into an amendment to the committed facility agreement that (i) increased the maximum commitment financing available to Berwyn Funding from $200,000 to $300,000 and (ii) added a 30-day cancellation right for BNP if BNP Paribas' long-term credit rating declines three or more notches below its highest rating by any of Moody's, S&P or Fitch Ratings, Inc. during the period commencing on the closing date of the committed facility agreement (December 11, 2013) and ending on the date of such long-term credit rating decline.

QuickLinks

Management's Discussion and Analysis of Financial Condition and Results of Operations Senior Securities